UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Community Bancorp /VT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/CMTV . Click on Cast Your Vote or Request Materials . Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. www.envisionreports.com/CMTV Easy Online Access — View your proxy materials and vote. Online Go to www.envisionreports.com/CMTV or scan the QR code — login details are located in the shaded bar below. 2025 Community Bancorp. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Community Bancorp. Shareholder Meeting to be held on Tuesday, May 20, 2025 at The East Side Restaurant, 47 Landing Street, Newport, Vermont 05855. The social hour will start promptly at 2:00pm ET and the annual meeting will start promptly at 3:00pm ET. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only a listing of the items to be voted on at the annual meeting . The complete proxy materials are available to you on the Internet . We encourage you to access and review all of the important information contained in the proxy materials before voting . The 2025 Proxy Statement and 2024 Annual Report to Shareholders are available at : 0442FE When you go online, you can also help the environment by consenting to receive electronic delivery of future shareholder materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side. Requests for a paper copy should be made on or before May 9, 2025 to facilitate timely delivery. 2 N O T

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CMTV . Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare . com with “Proxy Materials Community Bancorp”” in the subject line . Include your full name and mailing address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials . To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 9 , 2025 . 2025 Community Bancorp. Shareholder Meeting Notice The 2025 Annual Meeting of Shareholders of Community Bancorp. will be held on Tuesday, May 20, 2025 at The East Side Restaurant, 47 Landing Street, Newport, Vermont 05855. The social hour will start promptly at 2:00pm ET and the annual meeting will start promptly at 3:00pm ET. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4 and FOR a 3 year frequency on Proposal 3: 1. TO ELECT THE FOLLOWING FIVE NOMINEES TO THE CLASS OF DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2028 ANNUAL MEETING OF SHAREHOLDERS: DAVID P. LAFORCE, WAYNE A. LAMBERTON, STEPHEN P. MARSH, CAROL A. MARTIN AND JEFFREY L. MOORE. 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. 3. ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION (1, 2 OR 3 YEARS). 4. TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM OF BERRY, DUNN, MCNEIL & PARKER, LLC AS THE COMPANY’S EXTERNAL AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must do so online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please have this notice with you.